UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 31, 2003



                           ELITE PHARMACEUTICALS, INC.

             (Exact name of registrant as specified in its charter)



             State or other jurisdiction of incorporation: Delaware


                         Commission File No.: 333-45241


                       I.R.S. Employer Identification No.:
                                   22-3542636


            Address of principal executive offices 165 Ludlow Avenue
                           Northvale, New Jersey 07647


        Registrant's telephone number, including area code: 201 750-2646









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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

            99.1       Letter to Shareholders of Elite


            99.2       Letter to Warrantholders of Elite

ITEM 9. REGULATION FD DISCLOSURE

Pursuant to Regulation FD, Elite hereby furnishes the information contained in
Exhibit 99.1 and Exhibit 99.2 attached hereto, which are incorporated herein by this reference.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 3, 2003                      ELITE PHARMACEUTICALS, INC.

                                                   /s/  Atul M. Mehta
                                             By:  _____________________________
                                                        Atul M. Mehta
                                                        President




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                                  EXHIBIT INDEX


Exhibit No.                Description

99.1                       Letter to Shareholders

99.2                       Letter to Warrantholders